Exhibit 99.2

Frank Semple – Chairman, President and Chief Executive Officer Nancy Buese – Senior Vice President and Chief Financial Officer December 9, 2008

2 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors, ” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: • Fluctuations and volatility of natural gas, NGL products, and oil prices; • A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; • A reduction in the demand for the products we produce and sell; • Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; • Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; • Construction, procurement, and regulatory risks in our development projects; • Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; • Terrorist attacks directed at our facilities or related facilities; • Changes in and impacts of laws and regulations affecting our operations; and • Failure to integrate recent or future acquisitions.

3 Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow. We define Adjusted EBITDA as net income, plus (i) depreciation, amortization, accretion, and impairment expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) disposal of PP&E; (v) non-cash derivative activity; and (vi) non-cash compensation expense. Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income, plus (i) depreciation, amortization, accretion and impairment expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) distributions from / contributions to unconsolidated affiliates net of growth capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) disposal of PP&E; and (vii) the subtraction of maintenance capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is net income. Please see the Appendix and slide 21 for reconciliations of Adjusted EBITDA and Distributable Cash Flow, respectively, to net income.

4 Unique Structure. Sustainable Growth. Proven Results. •Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance • High-quality assets serving very prolific natural gas basins in U.S. • Top-ranked in customer satisfaction • Diverse portfolio of approved expansion projects • Strong balance sheet that pre-funds the majority of the 2008 and 2009 capital program • Focused on sustainable distributions for unitholders

5 Geographic Footprint • Michigan • 250-mile interstate crude pipeline • 90-mile gas gathering pipeline • Western Oklahoma • 145 MMcf/d gathering capacity • 160 MMcf/d processing plant • Southeast Oklahoma. 400 MMcf/d gathering capacity • Centrahoma processing JV • Starfish (50% equity ownership) • West Cameron dehydration facility • 1.2 Bcf/d Stingray interstate pipeline • Appalachia • Five processing plants with combined 330 MMcf/d processing capacity • 600K Gal/d NGL fractionation facility • 11 million gallon storage capacity • 80-mile NGL pipeline • Gathering and processing infrastructure under construction in the Marcellus shale • Javelina • Refinery off-gas processing, fractionation, and transportation facilities • East Texas • 500 MMcf/d gathering capacity • 200 MMcf/d processing plant • Other Southwest • 12 gas gathering systems • 4 lateral gas pipelines

6 • Competitive advantages • Located in prolific East Texas Basin • Cotton Valley, Travis Peak and Pettit formations • Multiple gas and NGL outlets to downstream markets • System and plant are essentially new; highly fuel efficient with minimal losses • Low-pressure service • Common suction design for optimized compression redundancy • Market Access • Interconnects to the Natural Gas Pipeline (NGPL) and CenterPoint Energy Gas Transmission Pipeline (CEGT) • Gathering system • 500 MMcf/d capacity (current throughput greater than 475 MMcf/d) • Over 300 miles of pipe • Over 100,000 hp of compression • Gas processing plant • 200 MMcf/d cryogenic gas plant • 80 MMcf/d expansion under way; operational by December 2008 • Highly fuel efficient East Texas System Overview LEGEND NGPL CEGT

7 • Competitive advantages • Located in prolific Anadarko Basin • Multiple gas outlets to downstream connections • Low and medium pressure service • System and plant are essentially new; highly fuel efficient and reliable with minimal losses • Market Access • Interconnects to Panhandle Eastern Pipeline (PEPL), ANR Pipeline System (ANR), and CenterPoint Energy Gas Transmission (CEGT) • Gathering system • 145 MMcf/d current capacity • 80 MMcf/d expansion into Texas panhandle under w ay; operational by late 2008 • Over 300 miles of pipe • Over 50,000 hp of compression • Gas processing plant • 160 MMcf/d cryogenic gas plant, including recently completed 60 MMcf/d expansion • Highly fuel efficient Western Oklahoma System Overview CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT

8 • Competitive advantages • Located in prolific Arkoma Basin • Low pressure service • In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play • Market Access • Interconnects to CenterPoint Energy Gas Transmission (CEGT) and Enogex, Inc • Arkoma Connector Pipeline will connect to MEP and Gulf Crossing pipelines at Bennington; operational in mid-2009 • With Arkoma Connector, we will have 1.3 Bcf/d of takeaway capacity • Gathering system • 400 MMcf/d capacity • Over 400 miles of mostly large diameter pipe • Over 23 compressor stations with 85,000 HP • Processing and treating capacity • 40 MMcf/d processing capacity through 40% ownership of Centrahoma joint venture • Three amine treating facilities at north and south end of gathering system Southeast Oklahoma System Overview CEGT PIPELINE ARKOMA CONNECTOR PIPELINE MEP PIPELINE GULF CROSSING PIPELINE

9 • Refinery off-gas processing • 140 MMcf/d cryogenic gas plant produces NGLs and residue gas • NGLs are fractionated and residue gas is returned to the refiners for fuel gas • Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process • Fractionation • 1.2 million Gal/d NGL fractionation capacity • Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes ¦ Steam methane reformer (SMR) expansion • SMR will deliver high-purity hydrogen to refinery customers, a critical component in the production of ultralow sulfur diesel • The expansion is under way and will be operational by early 2010 • Project is anchored by a long-term, fee-based contract Corpus Christi Bay Javelina Facilities Valero Refineries CitgoRefineries Flint Hills Refineries Javelina Processing Facility Overview • Competitive advantages • Javelina provides critical services for six refineries in Corpus Christi, Texas • All refinery off-gas is committed to Javelina under long-term contracts • Excellent relationships with refinery customers • Efficient off-gas processing and fractionation facility • Product pipelines to critical end markets

10 Appalachia Overview • Processing Plants • Five plants with total inlet gas processing capacity of 330 MMcf/d • In October 2008, the Houston, Pennsylvania 30 MMcf/d processing plant commenced operations • In early 2008, the Kenova plant w as expanded to allow for greater propane recovery capacity • Significant plant expansions under way at Boldman and Cobb; operational by early 2009 • Siloam • Fractionation capacity of 600,000 Gal/d • 300,000 Gal/d expansion under way; operational by late 2008 • Competitive advantages • Largest gas processor in the prolific Appalachian basin • Strategic gathering and processing agreement with Range Resources in the rich-gas area of the Marcellus Shale play • NGLs from the gas plants are shipped to Siloam for fractionation • Siloam produces propane, butane, and natural gasoline, which are sold by truck, rail, and barge • Residue gas is delivered to Columbia Gas Transmission • Storage capacity of approximately 11 million gallons Existing f ractionation, storage and marketing complex (22,000 Bbl/d following expansion) Existing gas processing facilities Third party processing facility

11 Current Facilities and Projects under Construction Ohio Pennsylvania West Virginia Area to be served by MarkWest gathering and compression facilities MarkWest Standalone Gathering Facilities • 30 – 40 miles of highpressure gathering pipeline • 9 – 11 central delivery compressor stations • 40,000 – 50,000 horsepower of compression Houston Dewpoint Plant 30 MMcf/d Refrigeration Plant (Oct 2008) Houston I Plant 30 MMcf/d Cryogenic Plant and Depropanizer (1Q09) Houston II Plant 120 MMcf/d Cryogenic Plant and Depropanizer (4Q09)

12 Planned Expansion Projects Ohio Pennsylvania West Virginia • Future high-pressure gathering • Over 100+ miles of high-pressure trunkline and 20+ compressor stations • MarkWest standalone rich-gas gathering capacity of 150+ MMcf/d • Columbia/MarkWest rich-gas gathering capacity of 175+ MMcf/d • Future processing capacity • 2 processing plants with up to 180 MMcf/d of additional processing capacity • Market outlets to Columbia Gas Transmission and National Fuel • Future NGL Infrastructure • Fractionation capacity of up to 20,000+ Bbl/day • Propane sales marketed by truck, pipeline, and rail • Normal butane, iso-butane, and natural gasoline marketed by truck, pipeline, and rail

13 Source: Deutsche Bank Research report dated July 22, 2008; Huron estimate from Range Resources. Marcellus Shale – Generates High IRR Marcellus Shale Generates High IRR 47% $8.50 13% 2.0 – 3.0 $1.7 – $3.0 25 – 65 2 – 8 4.0 – 9.5 20 – 200 1,500 – 6,500 Fayetteville 64% $8.50 25% 3.0 $2.0 - $3.0 50 – 200 4 – 6 3.5 – 8.0 100 – 500 6,500 – 9,000 Barnett Shale (Core) 33% $8.25 27% 3.0 – 5.0 $4.6 – $8.0 40 – 120 6 – 8 3 – 10 150 6,000 – 13,000 Arkoma / Woodford 86% $9.30 15% 3.5 $3.0 – $4.0 70 – 150 6 2 – 10 50 – 200 5,000 – 8,500 Marcellus Shale $9.00 $9.00 Realized Price (Assuming $9 NYMEX) 25% 13% Royalty (%) 45% 0.8 – 1.5 $1.0 – $1.5 10 - 15 4 3.5 150 - 200 3,500 – 5,500 Huron $6.0 – $7.0 Drilling & Completions Cost ($/million) 4.5 – 8.5 Average EUR (Bcf) 150 – 250 GIP, BCF/Section 3 – 5 Average TOC (wt%) 69% 8 – 12 200 – 240 10,500 – 13,500 Bossier / Haynesville Thickness (ft) Average Total Porosity (%) IRR Depth (ft TVD)

14 “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction R A N G E RESOURCES

15 Forecasted Growth Capex Summary Southwest ~$365MM Northeast ~$135MM Gulf Coast ~$65MM 2008 Forecast $565 million 2009 Forecast $300 million Southwest ~$160MM Northeast ~$110MM Gulf Coast ~$30MM • SMR hydrogen production facility • Residue pipelines Gulf Coast Southwest • Stiles Ranch • Arkoma Connector Pipeline • SEOK / Woodford • Well connects / compression • Centrahoma processing joint venture • Anadarko expansion • Arapaho II gas plant • Carthage II gas plant Northeast • Marcellus shale gathering / processing infrastructure • Siloam plant expansion • Boldman plant replacement / pipeline • Cobb plant replacement • Kenova plant expansion • 2008 and 2009 • 2008 • 2008 and 2009 • 2008 and 2009 • 2008 and 2009 • 2008 and 2009 • 2008 • 2008 • 2008 • 2008 • 2008 and 2009 • 2008 • 2008 • 2008 • 2008 • 2008

16 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008F 2009F $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008F 2009F Capital Investment $ millions $ millions Distributable Cash Flow* *See slide 21 for a reconciliation of Distributable Cash Flow to Net Income. Acquisitions Growth capital Strategic Investments Drive Distributable Cash Flow Growth $185M–$195M NOTE: 2008 and 2009 forecasted DCF includes the effect of the merger with MarkWest Hydrocarbon. $180M–$220M

17 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Distribution Growth Since IPO 156% Distribution Growth since IPO in May 2002 (16% CAGR) Common Unit Distribution

18 Risk Management Program Nine months ended September 30, 2008 Net Operating Margin(1) by Contract Type Fee-Based 21% POP&POI 41% Keep-Whole 38% NOTE: The Net Operating Margin charts above include the effect of the merger with MarkWest Hydrocarbon. (1) Net Operating Margin is calculated as revenue less purchased product costs. Hedged 42% Fee-Based 28% Commodity Based 30% Nine months ended September 30, 2008 Net Operating Margin(1) including Hedges

19 2009 Forecasted DCF Sensitivity Analysis Crude Oil to Natural Gas Ratio $223 $235 $244 $250 $253 A $70 $171 $176 $180 $187 $190 C $196 $203 $213 $220 $224 B $222 $236 $246 $253 $257 A $80 $180 $186 $190 $197 $202 C $173 $207 $241 $177 $211 $244 $186 $220 $235 $268 10:1 C B A C B A C B B A NGL Correlation $172 $206 $240 $175 $209 $242 $184 $217 $231 $264 9:1 $168 $202 $236 $170 $204 $237 $177 $211 $222 $255 8:1 $187 $196 $221 $230 $50 $162 $165 $196 $230 $173 $202 $212 $244 7:1 $187 $161 $219 $60 $194 $159 $168 $205 $231 6:1 Crude Oil Price $90 NOTE: The table is based on third quarter 2008 information, expectations, and beliefs concerning future developments and their potential effects, and does not consider actions MarkWest management may take to mitigate exposure to changes. Nor does the table consider the effects that such hypothetical adverse changes may have on overall economic activity. Estimated Range of 2009 DCF ($ in millions) • The table reflects an estimated range of 2009 DCF based on three natural gas liquids (NGL) correlation scenarios, including: • (A) One standard deviation above the historical average NGL correlation to crude over the past three years; • (B) The historical average NGL correlation to crude over the past three years; • (C) One standard deviation below the historical average NGL correlation to crude over the past three years. • The analysis assumes derivative instruments outstanding as of November 1, 2008, and production volumes estimated through December 31, 2009. • Over the past 10 years, the crude oil to gas ratio has ranged from 3.3:1 to 14.1:1 and averaged 8.3:1.

20 Capital Structure 4.5x 3.3x 48% $ 296.2 $ 2,045.6 $ 1,057.8 $ 987.8 498.8 274.1 214.9 – $ 104.9 As of September 30, 2008 272.2 8-1/2% Senior Notes due 2016 4.8x 2.8x 47% $ 200.4 $ 1,164.0 $ 611.3 $ 552.7 – 225.0 55.5 $ 26.5 As of December 31, 2007 ($ in millions) Adjusted EBITDA / Interest Expense (1) Total Debt / Capitalization Total Debt / LTM Adjusted EBITDA (1) Total Capitalization Total Debt 8-3/4% Senior Notes due 2018 Total Partners' Capital 6-7/8% Senior Notes due 2014 Credit Facility LTM Adjusted EBITDA(1) Cash NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger. (1) Adjusted EBITDA and interest expense calculated in accordance with Credit Facility covenants.

21 $ 105.9 $ 110.1 Total distributions paid (GP and common unitholders) 16.5 1.2 Provision for income tax (22.9) (0.8) Provision for income tax – current $ 156.7 $ 162.6 Distributable cash flow (DCF) 1.48x $ 80.5 $ 106.8 (3.6) 2.8 10.8 (5.3) 13.0 62.4 7.6 57.3 $ 17.2 Year ended December 31, 2007 (1.9) Non-cash losses from unconsolidated affiliates 5.4 Distributions from unconsolidated affiliates, net of growth capital 11.4 Non-cash compensation expense - Loss on disposal of property, plant and equipment 1.48x $ 105.9 $ 156.7 (4.6) 6.4 36.8 81.7 $ 27.9 Nine months ended September 30, 2008 ($ in millions) Depreciation, amortization, accretion, and impairments Non-cash derivative activity Distribution coverage ratio (DCF / Total distributions paid) Distributions paid to common unitholders Maintenance capital expenditures DCF available to common unitholders Other Net income Distribution Coverage NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.

22 2008 and 2009 Guidance • 2008 Financial Guidance . Distributable cash flow of $185 million to $195 million • Growth capital expenditures of approximately $565 million • 2009 Financial Guidance • Distributable cash flow of $180 million to $220 million • 2009 forecasted DCF includes approximately $100 million of incremental DCF resulting from the 2008 growth capital program • The incremental DCF resulting from 2008 growth capital is largely offset by the forecasted decline in commodity prices in 2009 relative to 2008 • Growth capital expenditures of approximately $300 million

23 Investment Highlights • Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance • High-quality assets serving very prolific natural gas basins in U.S. • Top-ranked in customer satisfaction • Diverse portfolio of approved expansion projects • Strong balance sheet that pre-funds the majority of the 2008 and 2009 capital program • Focused on sustainable distributions for unit holders

Appendix

25 4.1 – Adjustment for cash flow from non-consolidated investments 4.3 – Pro-forma adjustment for MarkWest Hydrocarbon acquisition $ 200.4 13.0 62.4 41.7 1.2 7.6 57.3 $ 17.2 Year ended December 31, 2007 – Loss on disposal of property, plant, and equipment $ 296.2 15.2 75.4 66.0 17.2 106.2 $ 7.8 LTM 3Q08 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion, and impairments Non-cash compensation expense Adjusted EBITDA Net income Reconciliation of Adjusted EBITDA to Net Income NOTE: Financial data for historical periods has not been restated for the Mar kWest Hydrocarbon merger.

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com